UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 28, 2005

Date of Report (Date of earliest event reported)

Daou Systems, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22073	33-0284454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

412 Creamery Way, Suite 300 Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

610-594-2700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

On October 28, 2005, Daou Systems, Inc. (Daou) issued a press release announcing that it had completed the merger with and into PRX Acquisition Sub, Inc. a wholly-owned subsidiary of Proxicom, Inc. (Proxicom). The cash payable to the holders of Daou’s common stock is $0.384.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date: October 28, 2005	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release dated October 28, 2005, announcing the merger of Daou Systems, Inc. with and into PRX Acquisition Sub, Inc.